Wilmington Trust, N.A. Rodney Square North 1100 North Market Street Wilmington, DE 19890

Management Assessment Report

Management of Wilmington Trust National Association (the Company) is responsible for assessing compliance with the applicable servicing criteria set forth in Item 1122(d)(2)(iii) of Regulation AB of the Securities and Exchange Commission relating to the servicing of mortgage related asset-backed transactions initiated or amended for purposes of Regulation AB on or after January 1, 2006, for which the Company provides trustee services (the Platform) as of and for the year ended December 31, 2024. Management has determined that all other criteria set forth in Item 1122(d) are not applicable to the servicing activities performed by the Company with respect to the Platform. Appendix A to this report identifies the mortgage related asset-backed transactions defined by management as constituting the Platform.

The Company’s management has assessed the Company’s compliance with the applicable servicing criteria as of and for the year ended December 31, 2024. In making this assessment, management used the criteria set forth by the Securities and Exchange Commission in criteria (d)(2)(iii) of Item 1122 of Regulation AB. The activities the Company performs with respect to the applicable 1122(d) servicing criteria are listed on the attached Appendix A.

With respect to the Company’s obligation to advance funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such services for advances under applicable servicing criterion 1122(d)(2)(iii), there were no activities performed during the year ended December 31, 2024 with respect to the Platform, because there were no occurrences of events that would require the Company to perform such activities.

Based on such assessment, management believes that, as of and for the year ended December 31, 2024, the Company has complied in all material respects with the servicing criteria set forth in Item 1122(d)(2)(iii) of Regulation AB of the Securities and Exchange Commission relating to the servicing of the Platform.

PricewaterhouseCoopers LLP, a registered public accounting firm, has issued an attestation report with respect to management’s assessment of compliance with the applicable servicing criteria as of and for the year ended December 31, 2024.

/s/ Adam Scozzafava
Name:	Adam Scozzafava
Title:	Senior Vice President
ICS Global Capital Markets
Date:	February 28, 2025

Appendix A

2024

Overview of Applicable Servicing Criteria and Associated Platform Transactions

ABS - Mortgage

Transactions	1122 Item	Applicable Activity
COMM 2014-UBS4 Mortgage Trust	(d)(2)(iii)	Company’s obligation to advance funds
COMM 2014-UBS5 Mortgage Trust	(d)(2)(iii)	Company’s obligation to advance funds
COMM 2014-LC17 Mortgage Trust	(d)(2)(iii)	Company’s obligation to advance funds
COMM 2014-CCRE20 Mortgage Trust	(d)(2)(iii)	Company’s obligation to advance funds
COMM 2015-CCRE22 Mortgage Trust	(d)(2)(iii)	Company’s obligation to advance funds
COMM 2015-CCRE23 Mortgage Trust	(d)(2)(iii)	Company’s obligation to advance funds
COMM 2015-CCRE24 Mortgage Trust	(d)(2)(iii)	Company’s obligation to advance funds
COMM 2015-CCRE25 Mortgage Trust	(d)(2)(iii)	Company’s obligation to advance funds
COMM 2015-CCRE26 Mortgage Trust	(d)(2)(iii)	Company’s obligation to advance funds
COMM 2015-LC21 Mortgage Trust	(d)(2)(iii)	Company’s obligation to advance funds
COMM 2015-LC23 Mortgage Trust	(d)(2)(iii)	Company’s obligation to advance funds
COMM 2015-PC1 Mortgage Trust	(d)(2)(iii)	Company’s obligation to advance funds
CSAIL 2015-C2	(d)(2)(iii)	Company’s obligation to advance funds
CSAIL 2015-C4	(d)(2)(iii)	Company’s obligation to advance funds
GS Mortgage Securities Trust 2015-GC28	(d)(2)(iii)	Company’s obligation to advance funds
JPMBB CMST 2014-C21	(d)(2)(iii)	Company’s obligation to advance funds
JPMBB CMST 2014-C22	(d)(2)(iii)	Company’s obligation to advance funds
JPMBB CMST 2014-C23	(d)(2)(iii)	Company’s obligation to advance funds
JPMBB CMST 2014-C24	(d)(2)(iii)	Company’s obligation to advance funds
JPMBB CMST 2014-C25	(d)(2)(iii)	Company’s obligation to advance funds
JPMBB CMST 2015-C28	(d)(2)(iii)	Company’s obligation to advance funds
JPMBB CMST 2015-C29	(d)(2)(iii)	Company’s obligation to advance funds
JPMBB CMST 2015-C30	(d)(2)(iii)	Company’s obligation to advance funds
JPMBB CMST 2015-C32	(d)(2)(iii)	Company’s obligation to advance funds
JPMBB CMST 2015-C33	(d)(2)(iii)	Company’s obligation to advance funds
MSBAML Trust 2014-C19	(d)(2)(iii)	Company’s obligation to advance funds
MSBAML Trust 2015-C22	(d)(2)(iii)	Company’s obligation to advance funds
MSBAML Trust 2015-C23	(d)(2)(iii)	Company’s obligation to advance funds
MSBAML Trust 2015-C24	(d)(2)(iii)	Company’s obligation to advance funds
MSBAML Trust 2015-C26	(d)(2)(iii)	Company’s obligation to advance funds
MSBAML Trust 2015-C27	(d)(2)(iii)	Company’s obligation to advance funds
WFRBS CMT 2014-C20	(d)(2)(iii)	Company’s obligation to advance funds
WFRBS CMT 2014-C24	(d)(2)(iii)	Company’s obligation to advance funds
WF CMT 2014-LC16	(d)(2)(iii)	Company’s obligation to advance funds
WFRBS CMT 2014-C21	(d)(2)(iii)	Company’s obligation to advance funds
WFRBS CMT 2014-C22	(d)(2)(iii)	Company’s obligation to advance funds
WFRBS CMT 2014-C23	(d)(2)(iii)	Company’s obligation to advance funds

Transactions	1122 Item	Applicable Activity
WFRBS CMT 2014-C25	(d)(2)(iii)	Company’s obligation to advance funds
WF CMT 2014-LC18	(d)(2)(iii)	Company’s obligation to advance funds
WF CMT 2015-C31	(d)(2)(iii)	Company’s obligation to advance funds
WF CMT 2015-LC22	(d)(2)(iii)	Company’s obligation to advance funds
WF CMT 2015-NXS3	(d)(2)(iii)	Company’s obligation to advance funds
WF CMT 2015-C26	(d)(2)(iii)	Company’s obligation to advance funds
WF CMT 2015-C27	(d)(2)(iii)	Company’s obligation to advance funds
WF CMT 2015-C28	(d)(2)(iii)	Company’s obligation to advance funds
WF CMT 2015-C29	(d)(2)(iii)	Company’s obligation to advance funds
WF CMT 2015-C30	(d)(2)(iii)	Company’s obligation to advance funds
WF CMT 2015-LC20	(d)(2)(iii)	Company’s obligation to advance funds
WF CMT 2015-NXS1	(d)(2)(iii)	Company’s obligation to advance funds
WF CMT 2015-NXS2	(d)(2)(iii)	Company’s obligation to advance funds
WF CMT 2015-SG1	(d)(2)(iii)	Company’s obligation to advance funds
WF CMT 2015-NXS4	(d)(2)(iii)	Company’s obligation to advance funds
WF CMT 2015-P2	(d)(2)(iii)	Company’s obligation to advance funds
WF CMT 2016-BNK1	(d)(2)(iii)	Company’s obligation to advance funds
WF CMT 2016-C32	(d)(2)(iii)	Company’s obligation to advance funds
WF CMT 2016-C33	(d)(2)(iii)	Company’s obligation to advance funds
WF CMT 2016-C34	(d)(2)(iii)	Company’s obligation to advance funds
WF CMT 2016-C35	(d)(2)(iii)	Company’s obligation to advance funds
WF CMT 2016-LC24	(d)(2)(iii)	Company’s obligation to advance funds
WF CMT 2016-NXS5	(d)(2)(iii)	Company’s obligation to advance funds
WF CMT 2016-NXS6	(d)(2)(iii)	Company’s obligation to advance funds
MSBAML Trust 2016-C29	(d)(2)(iii)	Company’s obligation to advance funds
MSBAML Trust 2016-C30	(d)(2)(iii)	Company’s obligation to advance funds
COMM 2016-787S Mortgage Trust	(d)(2)(iii)	Company’s obligation to advance funds
COMM 2016-CCRE28 Mortgage Trust	(d)(2)(iii)	Company’s obligation to advance funds
COMM 2016-DC2 Mortgage Trust	(d)(2)(iii)	Company’s obligation to advance funds
JPMBB CMST 2016-C1	(d)(2)(iii)	Company’s obligation to advance funds
JPMCC 2016-NINE	(d)(2)(iii)	Company’s obligation to advance funds
JPMCC CMST 2015-JP1	(d)(2)(iii)	Company’s obligation to advance funds
JPMBB CMST 2016-JP2	(d)(2)(iii)	Company’s obligation to advance funds
JPMDB CMST 2016-C2	(d)(2)(iii)	Company’s obligation to advance funds
Morgan Stanley Capital I Trust 2016-PSQ	(d)(2)(iii)	Company’s obligation to advance funds
225 Liberty Street Trust 2016-225L	(d)(2)(iii)	Company’s obligation to advance funds
BAMLL 2016-UBS10	(d)(2)(iii)	Company’s obligation to advance funds
BBCMS 2016-ETC	(d)(2)(iii)	Company’s obligation to advance funds
CGCMT 2016-GC36	(d)(2)(iii)	Company’s obligation to advance funds
CGCMT 2016-P3	(d)(2)(iii)	Company’s obligation to advance funds
DBJPM 2016-C1 Mortgage Trust	(d)(2)(iii)	Company’s obligation to advance funds
DBJPM 2016-SFC Mortgage Trust	(d)(2)(iii)	Company’s obligation to advance funds
Hudson Yards 2016-10HY	(d)(2)(iii)	Company’s obligation to advance funds
Palisades Center 2016-PLSD	(d)(2)(iii)	Company’s obligation to advance funds
MSBAM 2016-C31	(d)(2)(iii)	Company’s obligation to advance funds
MSBAM 2016-C32	(d)(2)(iii)	Company’s obligation to advance funds

Transactions	1122 Item	Applicable Activity
CFCRE 2016-C3	(d)(2)(iii)	Company’s obligation to advance funds
CFCRE 2016-C6	(d)(2)(iii)	Company’s obligation to advance funds
CSAIL 2016-C7	(d)(2)(iii)	Company’s obligation to advance funds
CSMC 2016-NXSR	(d)(2)(iii)	Company’s obligation to advance funds
GSMS 2016-GS4	(d)(2)(iii)	Company’s obligation to advance funds
JPMDB 2016-C4	(d)(2)(iii)	Company’s obligation to advance funds
CD 2016-CD2	(d)(2)(iii)	Company’s obligation to advance funds
JPMCC 2016-JP4	(d)(2)(iii)	Company’s obligation to advance funds
WFCMT 2016-C36	(d)(2)(iii)	Company’s obligation to advance funds
WFCMT 2016-LC25	(d)(2)(iii)	Company’s obligation to advance funds
WFCMT 2016-C37	(d)(2)(iii)	Company’s obligation to advance funds
BAMLL 2016-ISQR	(d)(2)(iii)	Company’s obligation to advance funds
MAD 2015-11MD	(d)(2)(iii)	Company’s obligation to advance funds
Hilton USA Trust 2016-HHV	(d)(2)(iii)	Company’s obligation to advance funds
MSC 2016-BNK2	(d)(2)(iii)	Company’s obligation to advance funds
GSMS 2015-590M	(d)(2)(iii)	Company’s obligation to advance funds
BAML CMPTC Series 2017-BNK3	(d)(2)(iii)	Company’s obligation to advance funds
BBCMS 2017-C1	(d)(2)(iii)	Company’s obligation to advance funds
WF Commercial Mtge Tr. 2017-RC1	(d)(2)(iii)	Company’s obligation to advance funds
WF Commercial Mtge Tr. 2017-RB1	(d)(2)(iii)	Company’s obligation to advance funds
BANK 2017-BNK4	(d)(2)(iii)	Company’s obligation to advance funds
JPMDB CMST 2017-C5	(d)(2)(iii)	Company’s obligation to advance funds
MSBAML Trust 2017-C33	(d)(2)(iii)	Company’s obligation to advance funds
UBS 2017-C1	(d)(2)(iii)	Company’s obligation to advance funds
CFCRE 2017-C8 Mortgage Trust	(d)(2)(iii)	Company’s obligation to advance funds
245 Park Avenue Trust 2017-245P	(d)(2)(iii)	Company’s obligation to advance funds
BANK 2017-BNK5	(d)(2)(iii)	Company’s obligation to advance funds
Del Amo Fashion Center Trust 2017-AMO	(d)(2)(iii)	Company’s obligation to advance funds
BXP Trust 2017-GM	(d)(2)(iii)	Company’s obligation to advance funds
CSAIL 2017-C8	(d)(2)(iii)	Company’s obligation to advance funds
WF Commercial Mtge Tr. 2017-C38	(d)(2)(iii)	Company’s obligation to advance funds
CD 2017-CD5	(d)(2)(iii)	Company’s obligation to advance funds
JPMCC CMST 2017-JP7	(d)(2)(iii)	Company’s obligation to advance funds
BAML CMPTC Series 2017-BNK6	(d)(2)(iii)	Company’s obligation to advance funds
GS Mortgage Securities Trust 2017-GS7	(d)(2)(iii)	Company’s obligation to advance funds
WF Commercial Mtge Tr. 2017-C39	(d)(2)(iii)	Company’s obligation to advance funds
MSSG Trust 2017-237P	(d)(2)(iii)	Company’s obligation to advance funds
BXP Trust 2017-CC	(d)(2)(iii)	Company’s obligation to advance funds
BANK 2017-BNK7	(d)(2)(iii)	Company’s obligation to advance funds
WF Commercial Mtge Tr. 2017-C40	(d)(2)(iii)	Company’s obligation to advance funds
CGCMT 2017-P8	(d)(2)(iii)	Company’s obligation to advance funds
UBS 2017-C4	(d)(2)(iii)	Company’s obligation to advance funds
CGCMT 2017-C4	(d)(2)(iii)	Company’s obligation to advance funds
MSBAML Trust 2017-C34	(d)(2)(iii)	Company’s obligation to advance funds
BANK 2017-BNK8	(d)(2)(iii)	Company’s obligation to advance funds
WF Commercial Mtge Tr. 2017-C41	(d)(2)(iii)	Company’s obligation to advance funds

Transactions	1122 Item	Applicable Activity
CD 2017-CD6	(d)(2)(iii)	Company’s obligation to advance funds
UBS 2017-C6	(d)(2)(iii)	Company’s obligation to advance funds
GS Mortgage Securities Trust 2017-GS8	(d)(2)(iii)	Company’s obligation to advance funds
WF Commercial Mtge Tr. 2017-C42	(d)(2)(iii)	Company’s obligation to advance funds
UBS 2017-C7	(d)(2)(iii)	Company’s obligation to advance funds
BANK 2017-BNK9	(d)(2)(iii)	Company’s obligation to advance funds
MSC I Trust 2017-HR2	(d)(2)(iii)	Company’s obligation to advance funds
Benchmark 2018-B1 Mortgage Trust	(d)(2)(iii)	Company’s obligation to advance funds
BANK 2018-BNK10	(d)(2)(iii)	Company’s obligation to advance funds
CGCMT 2018-B2	(d)(2)(iii)	Company’s obligation to advance funds
WF Commercial Mtge Tr. 2018-C43	(d)(2)(iii)	Company’s obligation to advance funds
GS Mortgage Securities Trust 2018-GS9	(d)(2)(iii)	Company’s obligation to advance funds
BMARK 2018-B3	(d)(2)(iii)	Company’s obligation to advance funds
BANK 2018-BNK11	(d)(2)(iii)	Company’s obligation to advance funds
WF Commercial Mtge Tr. 2018-C44	(d)(2)(iii)	Company’s obligation to advance funds
BANK 2018-BNK12	(d)(2)(iii)	Company’s obligation to advance funds
JPMDB CMST 2018-C8	(d)(2)(iii)	Company’s obligation to advance funds
UBS 2018-C10	(d)(2)(iii)	Company’s obligation to advance funds
CGCMT 2018-C5	(d)(2)(iii)	Company’s obligation to advance funds
GS Mortgage Securities Trust 2018-GS10	(d)(2)(iii)	Company’s obligation to advance funds
MSC I Trust 2018-H3	(d)(2)(iii)	Company’s obligation to advance funds
COMM 2018-HOME Mortgage Trust	(d)(2)(iii)	Company’s obligation to advance funds
WF Commercial Mtge Tr. 2018-C45	(d)(2)(iii)	Company’s obligation to advance funds
Aventura Mall Trust 2018-AVM	(d)(2)(iii)	Company’s obligation to advance funds
MSC I Trust 2018-MP	(d)(2)(iii)	Company’s obligation to advance funds
WFCM 2018-1745	(d)(2)(iii)	Company’s obligation to advance funds
Benchmark 2018-B4 Mortgage Trust	(d)(2)(iii)	Company’s obligation to advance funds
BANK 2018-BNK13	(d)(2)(iii)	Company’s obligation to advance funds
BBCMS 2018-CHRS	(d)(2)(iii)	Company’s obligation to advance funds
CSAIL 2018-CX12	(d)(2)(iii)	Company’s obligation to advance funds
WF Commercial Mtge Tr. 2018-C46	(d)(2)(iii)	Company’s obligation to advance funds
Benchmark 2018-B5 Mortgage Trust	(d)(2)(iii)	Company’s obligation to advance funds
BANK 2018-BNK14	(d)(2)(iii)	Company’s obligation to advance funds
WF Commercial Mtge Tr. 2018-C47	(d)(2)(iii)	Company’s obligation to advance funds
BMARK 2018-B6	(d)(2)(iii)	Company’s obligation to advance funds
BANK 2018-BNK15	(d)(2)(iii)	Company’s obligation to advance funds
DBGS 2018-C1 Mortgage Trust	(d)(2)(iii)	Company’s obligation to advance funds
CGCMT 2018-C6	(d)(2)(iii)	Company’s obligation to advance funds
CSAIL 2018-C14	(d)(2)(iii)	Company’s obligation to advance funds
BBCMS 2018-C2	(d)(2)(iii)	Company’s obligation to advance funds
WF Commercial Mtge Tr. 2018-C48	(d)(2)(iii)	Company’s obligation to advance funds
BANK 2019-BNK16	(d)(2)(iii)	Company’s obligation to advance funds
BMARK 2019-B9	(d)(2)(iii)	Company’s obligation to advance funds
WF Commercial Mtge Tr. 2019-C49	(d)(2)(iii)	Company’s obligation to advance funds
WF Commercial Mtge Tr. 2019-C50	(d)(2)(iii)	Company’s obligation to advance funds
WF Commercial Mtge Tr. 2019-C51	(d)(2)(iii)	Company’s obligation to advance funds

Transactions	1122 Item	Applicable Activity
BANK 2019-BNK19	(d)(2)(iii)	Company’s obligation to advance funds
BBCMS 2019-C4	(d)(2)(iii)	Company’s obligation to advance funds
BMARK 2019-B12	(d)(2)(iii)	Company’s obligation to advance funds
CGCMT 2019-GC41	(d)(2)(iii)	Company’s obligation to advance funds
WF Commercial Mtge Tr. 2019-C52	(d)(2)(iii)	Company’s obligation to advance funds
UBS 2019-C17	(d)(2)(iii)	Company’s obligation to advance funds
DCOT 2019-MTC	(d)(2)(iii)	Company’s obligation to advance funds
WF Commercial Mtge Tr. 2019-C53	(d)(2)(iii)	Company’s obligation to advance funds
WF Commercial Mtge Tr. 2019-C54	(d)(2)(iii)	Company’s obligation to advance funds
CGCMT 2019-C7	(d)(2)(iii)	Company’s obligation to advance funds
UBS 2019-C18	(d)(2)(iii)	Company’s obligation to advance funds
GS Mortgage Securities Tr. 2019-GC38	(d)(2)(iii)	Company’s obligation to advance funds
BANK 2019-BNK20	(d)(2)(iii)	Company’s obligation to advance funds
BANK 2019-BNK21	(d)(2)(iii)	Company’s obligation to advance funds
MSC 2019-L3	(d)(2)(iii)	Company’s obligation to advance funds
Jackson Park Tr. 2019-LIC	(d)(2)(iii)	Company’s obligation to advance funds
BANK 2019-BNK23	(d)(2)(iii)	Company’s obligation to advance funds
BANK 2019-BNK24	(d)(2)(iii)	Company’s obligation to advance funds
BANK 2019-BNK18	(d)(2)(iii)	Company’s obligation to advance funds
BANK 2019-BNK17	(d)(2)(iii)	Company’s obligation to advance funds
WF Commercial Mtge Tr. 2019-JWDR	(d)(2)(iii)	Company’s obligation to advance funds
CGCMT 2019-GC43	(d)(2)(iii)	Company’s obligation to advance funds
BANK 2019-BNK22	(d)(2)(iii)	Company’s obligation to advance funds
BMARK 2019-B15	(d)(2)(iii)	Company’s obligation to advance funds
Hudson Yards 2019-55HY	(d)(2)(iii)	Company’s obligation to advance funds
BANK 2020-BNK28	(d)(2)(iii)	Company’s obligation to advance funds
BMARK 2020-B19	(d)(2)(iii)	Company’s obligation to advance funds
CGCMT 2020-GC46	(d)(2)(iii)	Company’s obligation to advance funds
WFCM 2020-C57	(d)(2)(iii)	Company’s obligation to advance funds
WFCM 2020-C58	(d)(2)(iii)	Company’s obligation to advance funds
BAMLL 2020-BOC	(d)(2)(iii)	Company’s obligation to advance funds
BANK 2020-BNK25	(d)(2)(iii)	Company’s obligation to advance funds
BANK 2020-BNK26	(d)(2)(iii)	Company’s obligation to advance funds
BANK 2020-BNK27	(d)(2)(iii)	Company’s obligation to advance funds
BANK 2020-BNK29	(d)(2)(iii)	Company’s obligation to advance funds
BANK 2020-BNK30	(d)(2)(iii)	Company’s obligation to advance funds
BBCMS 2020-C7	(d)(2)(iii)	Company’s obligation to advance funds
BBCMS 2020-C8	(d)(2)(iii)	Company’s obligation to advance funds
GSMS 2020-GC47	(d)(2)(iii)	Company’s obligation to advance funds
MOFT 2020-ABC	(d)(2)(iii)	Company’s obligation to advance funds
MSC 2020-HR8	(d)(2)(iii)	Company’s obligation to advance funds
WFCM 2020-C55	(d)(2)(iii)	Company’s obligation to advance funds
WFCM 2020-C56	(d)(2)(iii)	Company’s obligation to advance funds
VLS 2020-LAB	(d)(2)(iii)	Company’s obligation to advance funds
CGCMT 2020-420K	(d)(2)(iii)	Company’s obligation to advance funds
BMARK 2021-B23	(d)(2)(iii)	Company’s obligation to advance funds

Transactions	1122 Item	Applicable Activity
BANK 2021-BNK31	(d)(2)(iii)	Company’s obligation to advance funds
BANK 2021-BNK32	(d)(2)(iii)	Company’s obligation to advance funds
WFCM 2021-C59	(d)(2)(iii)	Company’s obligation to advance funds
BANK 2021-BNK33	(d)(2)(iii)	Company’s obligation to advance funds
SLG Office Trust 2021-OVA	(d)(2)(iii)	Company’s obligation to advance funds
BMARK 2021-B27	(d)(2)(iii)	Company’s obligation to advance funds
BANK 2021-BNK34	(d)(2)(iii)	Company’s obligation to advance funds
WFCM 2021-C60	(d)(2)(iii)	Company’s obligation to advance funds
BANK 2021-BNK35	(d)(2)(iii)	Company’s obligation to advance funds
BANK 2021-BNK36	(d)(2)(iii)	Company’s obligation to advance funds
BBCMS 2021-C11	(d)(2)(iii)	Company’s obligation to advance funds
BANK 2021-BNK37	(d)(2)(iii)	Company’s obligation to advance funds
WFCM 2021-C61	(d)(2)(iii)	Company’s obligation to advance funds
BMARK 2021-B31	(d)(2)(iii)	Company’s obligation to advance funds
BBCMS 2021-C12	(d)(2)(iii)	Company’s obligation to advance funds
BANK 2021-BNK38	(d)(2)(iii)	Company’s obligation to advance funds
GSMS 2021-GSA3	(d)(2)(iii)	Company’s obligation to advance funds
BANK 2022-BNK39	(d)(2)(iii)	Company’s obligation to advance funds
BANK 2022-BNK40	(d)(2)(iii)	Company’s obligation to advance funds
BANK 2022-BNK41	(d)(2)(iii)	Company’s obligation to advance funds
BANK 2022-BNK42	(d)(2)(iii)	Company’s obligation to advance funds
BBCMS 2022-C15	(d)(2)(iii)	Company’s obligation to advance funds
BMARK 2022-B32	(d)(2)(iii)	Company’s obligation to advance funds
BMARK 2022-B33	(d)(2)(iii)	Company’s obligation to advance funds
BMARK 2022-B34	(d)(2)(iii)	Company’s obligation to advance funds
BMARK 2022-B36	(d)(2)(iii)	Company’s obligation to advance funds
WFCM 2022-C62	(d)(2)(iii)	Company’s obligation to advance funds
MSC 2022-L8	(d)(2)(iii)	Company’s obligation to advance funds
AMMST 2022-MF4	(d)(2)(iii)	Company’s obligation to advance funds
BWAY 2022-26BW	(d)(2)(iii)	Company’s obligation to advance funds
BMO 2022-C1	(d)(2)(iii)	Company’s obligation to advance funds
BMO 2022-C2	(d)(2)(iii)	Company’s obligation to advance funds
BANK 2022-BNK43	(d)(2)(iii)	Company’s obligation to advance funds
BANK 2022-BNK44	(d)(2)(iii)	Company’s obligation to advance funds
BBCMS 2022-C14	(d)(2)(iii)	Company’s obligation to advance funds
BBCMS 2022-C17	(d)(2)(iii)	Company’s obligation to advance funds
BMARK 2022-B35	(d)(2)(iii)	Company’s obligation to advance funds
JPMCC 2022-OPO	(d)(2)(iii)	Company’s obligation to advance funds
BANK 2023-BNK46	(d)(2)(iii)	Company’s obligation to advance funds
BMO 2023-5C2	(d)(2)(iii)	Company’s obligation to advance funds
CGCMT 2022-GC48	(d)(2)(iii)	Company’s obligation to advance funds
SCOTT 2023-SFS	(d)(2)(iii)	Company’s obligation to advance funds
OAKST 2023-NLP	(d)(2)(iii)	Company’s obligation to advance funds
ILPT 2022-LPFX	(d)(2)(iii)	Company’s obligation to advance funds
BX 2020-VIVA	(d)(2)(iii)	Company’s obligation to advance funds
MAD 2019-650M	(d)(2)(iii)	Company’s obligation to advance funds

Transactions	1122 Item	Applicable Activity
GSMS 2015-GS1	(d)(2)(iii)	Company’s obligation to advance funds
GSMS 2016-C5	(d)(2)(iii)	Company’s obligation to advance funds
JPMBB CMST 2016-JP2	(d)(2)(iii)	Company’s obligation to advance funds
MSBAM 2016-C32	(d)(2)(iii)	Company’s obligation to advance funds
LSTAR 2017-5	(d)(2)(iii)	Company’s obligation to advance funds
BBCMS 2022-C16	(d)(2)(iii)	Company’s obligation to advance funds